Fair Value Measurements	12 Months Ended
Oct. 31, 2011
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]
7. FAIR VALUE MEASUREMENTS

The Company complies with FASB ASC 820, Fair Value Measurements, for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The guidance related to Fair Value Measurements requires that assets and liabilities carried at fair value should be classified and disclosed in one of the following three categories based on the inputs used to determine its fair value:

Level 1: Quoted market prices in active markets for identical assets or liabilities,

Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data,

Level 3: Unobservable inputs that are not corroborated by market data.

The following table present information about the Company’s assets that are measured at fair value on a recurring basis as of October 31, 2011, and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value:

Fair Value of Financial Assets as of October 31, 2011

			Significant Other	Significant
	Balances, at	Quoted Prices in	Observable	Unobservable
	October 31,	Active Markets	Inputs	Inputs
Description	2011	(Level 1)	(Level 2)	(Level 3)

Assets:

Investments held in Trust Account	$48,485,977	$48,485,977	—	—

Total	$48,485,977	$48,485,977	—	—

The fair values of the Company’s cash equivalents invested in United States government treasury bills with a maturity of 180 days or less, are determined through market, observable and corroborated sources.